UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      December 2, 2010 (November 30, 2010)
                Date of report (Date of earliest event reported)


                            HQ GLOBAL EDUCATION INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     333-150385                 26-1806348
      (State or other                 (Commission               (IRS Employer
jurisdiction of incorporation)          File No.)            Identification No.)

           27th Floor, BOBO Fortune Center, No.368, South Furong Road,
                      Changsha City, Hunan Province, 410007
                           People's Republic of China
                    (Address of principal executive offices)

                             Tel: (86 731) 8782-8601
              (Registrant's telephone number, including area code)

          Shahe Section, Ningxiang County, Hunan Province, China 410600
                           People's Republic of China
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 30, 2010, HQ Global Education Inc. ( "HQ" or the "Company") issued a press release entitled "HQ Global Education Announces Fiscal 2010 Financial Results" ("Earnings Release"). A copy of the Earnings Release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K (including the exhibits) is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by HQ under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 7.01 REGULATION FD DISCLOSURE.

To the extent required, the information included in Item 2.02 of this Form 8-K is hereby incorporated by reference into this Item 7.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b)  PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c)  SHELL COMPANY TRANSACTIONS.

Not Applicable.

(d)  EXHIBITS.

99.1 Press Release issued by HQ Global Education, Inc., dated November 30, 2010, entitled "HQ Global Education Announces Fiscal 2010 Financial Results".

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
                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

December 2, 2010                HQ Global Education, Inc.


                                By: /s/ Guangwen He
                                    --------------------------------------------
                                    Guangwen He
                                    Chief Executive Officer
                                    (Principal Executive Officer)


                                By: /s/ Yunjie Fang
                                    --------------------------------------------
                                    Yunjie Fang
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                INDEX TO EXHIBITS

Exhibit
Number                              Description

99.1 ress Release issued by HQ Global Education, Inc., dated November 30, 2010, entitled "HQ Global Education Announces Piscal 2010 Financial Results".

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